Exhibit 10.26

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 4 TO THE

COLLABORATIVE RESEARCH, LICENSE &

COMMERCIALIZATION AGREEMENT

THIS AMENDMENT NO. 4 to the Collaborative Research, License & Commercialization Agreement (“Amendment No. 4”), effective as of February 9, 2010 (“Effective Date”) is by and between Eli Lilly and Company, operating through its Elanco Animal Health division, 2001 W. Main Street, Greenfield, Indiana 46140 (“Elanco”) and Ambrx, Inc., 10975 North Torrey Pines Road, La Jolla, CA 92037 (“Ambrx”) (Elanco, together with Ambrx, the “Parties”).

WHEREAS, the Parties have entered into that certain Collaborative Research, License & Commercialization Agreement, effective as of January 18, 2007, as previously modified by Amendments No. 1, No. 2 and No. 3 (together with Amendments hereinafter referred to as the “Original Agreement”); and

WHEREAS, the Parties desire to further amend the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment No. 4, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Section 1.11. Elanco Compound. The Parties hereby acknowledge that no Target Loading Payments are required by Elanco as part of as the election of additional Elanco Compounds as stated in Amendment No. 3 to the Collaboration, Research & License Agreement.

2.	The Parties hereby agree that Exhibit A, Page 1, of the Agreement shall be deleted in its entirety and replaced with new Exhibit A, Page 1 attached hereto as Exhibit A.

3.	The Parties hereby agree to add new Exhibit G, Research Plan for [***], as attached hereto as Exhibit G.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	The Parties hereby agree to add new Exhibit H, Research Plan for [***], as attached hereto as Exhibit H.

5.	The Parties hereby agree to add new Exhibit I, Research Plan for [***], as attached hereto as Exhibit I.

6.	The Parties hereby agree to add new Exhibit J, Research Plan For Other Elanco Compounds That Have Already Been Transferred To Elanco, as attached hereto as Exhibit J.

7.	No Other Amendments. All other terms, obligations, and conditions of the Original Agreement shall remain in full force and effect, and are unmodified by this Amendment. The terms of this Amendment are hereby incorporated into the Original Agreement as though fully set forth therein.

8.	Applicable Law. This Amendment No. 4 shall be governed in all respects by the laws of the State of Indiana, excluding its rules on conflicts of laws.

9.	Counterparts. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto executed this Amendment No. 4 as of the Effective Date.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ELI LILLY AND COMPANY		AMBRX, INC.

By:	/s/ William C. Weldon	By:	/s/ Stephen W. Kaldor

Name:	William C. Weldon	Name:	Stephen W. Kaldor

Title:	Vice President, Global Research	Title:	Chief Executive Officer
And Development

Date:	March 26, 2010	Date:	March 31, 2010

Ambrx Inc. / Elanco Animal Health

Collaborative Research, License & Commercialization Agreement

EXHIBIT A (page 1)

PRODUCT DEVELOPMENT PLAN

[***]

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G

RESEARCH PLAN FOR [***]

[***]

1.	[***]

2.	[***]

[***]

[***]

[***]

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT H

RESEARCH PLAN FOR [***]

[***]

1.	[***]

2.	[***]

3.	[***]

[***]

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT I

RESEARCH PLAN FOR [***]

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT J

RESEARCH PLAN FOR OTHER ELANCO COMPOUNDS ([***]) THAT HAVE ALREADY BEEN TRANSFERRED TO ELANCO

[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.